Filed pursuant to Rule 497(e)

Registration Nos. 002-68290; 811-3070

HILLIARD-LYONS GOVERNMENT FUND, INC.

Prospectus Supplement

To Prospectus Dated January 1, 2010

The Board of Directors of Hilliard-Lyons Government Fund, Inc. (the “Hilliard Fund”) recently approved the reorganization of the Hilliard Fund into Government Cash Series (the “Federated Fund”), a series of Cash Trust Series, Inc.  As a result of the reorganization, each shareholder of the Hilliard Fund will become a shareholder of the Federated Fund and will receive shares of the Federated Fund of equal value to their shares in the Hilliard Fund.  It is expected that the reorganization will be treated as a tax-free reorganization for federal tax purposes and will occur on or about July 23, 2010 (the “Closing Date”).  The background to the reorganization was described in the Hilliard Fund’s prospectus supplement dated March 19, 2010.

In connection with the reorganization, beginning June 1, 2010, the Hilliard Fund will be closed to new investors.  Existing Hilliard Fund shareholders will be able to continue to make investments in the Hilliard Fund until a few days prior to the Closing Date.

The Hilliard Fund may stop accepting new investments, and purchasing portfolio securities, a few days prior to the Closing Date in order to facilitate the transfer of its portfolio securities to the Federated Fund as part of the reorganization.

The date of this Prospectus Supplement is April 30, 2010.

Please keep this Prospectus Supplement with your records.